Exhibit 99

                         FORM 4 JOINT FILER INFORMATION

Name of
"Reporting Persons":      InterWest Partners VIII, L.P. ("IP8")
                          InterWest Investors VIII, L.P. ("II8")
                          InterWest Investors Q VIII, L.P. ("IIQ8")
                          InterWest Management Partners VIII, LLC ("IMP8")
                          InterWest Partners VI, L.P. ("IP6")
                          InterWest Investors VI, L.P. ("II6")
                          InterWest Management Partners VI, LLC ("IMP6")

                          Arnold L. Oronsky
                          John C. Adler
                          Stephen C. Bowsher
                          Harvey B. Cash
                          Alan W. Crites
                          Christopher Ehrlich
                          Philip T. Gianos
                          W. Scott Hedrick
                          W. Stephen Holmes
                          Gilbert H. Kliman
                          Robert R. Momsen
                          H. Ronald Nash
                          Thomas L. Rosch
                          Michael B. Sweeney

Address:    2710 Sand Hill Road, Second Floor
                          Menlo Park, CA  94025

Designated Filer: InterWest Partners VIII, L.P.

Issuer and Ticker Symbol: Myogen, Inc. (MYOG)

Date of Event:            November 4, 2003

         Each of the following is a Joint Filer with InterWest Partners VIII, L.P. ("IP8") and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

InterWest Investors VIII, L.P. ("II8") and InterWest Investors Q VIII, L.P. ("IIQ8"). InterWest Management Partners VIII, LLC ("IMP8") is the general partner of IP8, II8 and IIQ8 and has sole voting and investment control over the shares owned by IP8, II8 and IIQ8. Arnold L. Oronsky, Stephen C. Bowsher, Harvey
B. Cash, Philip T. Gianos, W. Scott Hedrick, W. Stephen Holmes, Gilbert H. Kliman, Thomas L. Rosch, and Michael B. Sweeney are managing directors of IMP8 and John C. Adler, Christopher Ehrlich and H. Ronald Nash are venture members of IMP8.

InterWest Partners VI, L.P. ("IP6") and InterWest Investors VI, L.P. ("II6"). InterWest Management Partners VI, LLC ("IMP6") is the general partner of IP6 and II6 and has sole voting and investment control over the shares owned by IP6 and II6. Arnold L. Oronsky, Harvey B. Cash, Alan W. Crites, Philip T. Gianos, W. Scott Hedrick, W. Stephen Holmes and Robert R. Momsen are managing directors of IMP6 and Gilbert H. Kliman is a venture member of IMP6.

All Reporting Persons disclaim beneficial ownership of shares of Myogen, Inc. stock held by IP8, II8, IIQ8, IP6 and II6, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners VIII, L.P. as its designated filer of Forms 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder.

Each Reporting Person has appointed InterWest Management Partners VIII, LLC as its attorney in fact for the purpose of making reports relating to transaction in Myogen, Inc. Common Stock.


INTERWEST PARTNERS VIII, LP

By:   InterWest Management Partners VIII, LLC
      Its General Partner


By:   /s/ W. Stephen Holmes
      ---------------------------------------------
      W. Stephen Holmes, Managing Director

INTERWEST INVESTORS VIII, LP

By:   InterWest Management Partners VIII, LLC
      Its General Partner



By:   /s/ W. Stephen Holmes
      ---------------------------------------------
      W. Stephen Holmes, Managing Director

INTERWEST INVESTORS Q VIII, LP


By:   InterWest Management Partners VIII, LLC
      Its General Partner



By:   /s/ W. Stephen Holmes
      ---------------------------------------------
      W. Stephen Holmes, Managing Director

INTERWEST PARTNERS VI, LP

By:   InterWest Management Partners VI, LLC

By:   /s/ W. Stephen Holmes
      ---------------------------------------------
      W. Stephen Holmes, Managing Director


INTERWEST INVESTORS VI, LP


By:   InterWest Management Partners VIII, LLC
      Its General Partner


By:   /s/ W. Stephen Holmes
      ---------------------------------------------
      W. Stephen Holmes, Managing Director

/s/ Karen A. Wilson, Power of Attorney                                   /s/ Stephen C. Bowsher
---------------------------------------------------                      ---------------------------------------------------
John C. Adler, an individual                                             Stephen C. Bowsher, an individual


/s/ Karen A. Wilson, Power of Attorney                                   /s/ Karen A. Wilson, Power of Attorney
---------------------------------------------------                      ---------------------------------------------------
Harvey B. Cash, an individual                                            Alan W. Crites, an individual


/s/ Christopher Ehrlich                                                  /s/ Karen A. Wilson, Power of Attorney
---------------------------------------------------                      ---------------------------------------------------
Christopher Ehrlich, an individual                                       Philip T. Gianos, an individual


/s/ Karen A. Wilson, Power of Attorney                                   /s/ W. Stephen Holmes
---------------------------------------------------                      ---------------------------------------------------
W. Scott Hedrick, an individual                                          W. Stephen Holmes, an individual


/s/ Gilbert H. Kliman                                                    /s/ Karen A. Wilson, Power of Attorney
---------------------------------------------------                      ---------------------------------------------------
Gilbert H. Kliman, an individual                                         Robert R. Momsen, an individual


/s/ Karen A. Wilson, Power of Attorney                                   /s/ Karen A. Wilson, Power of Attorney
---------------------------------------------------                      ---------------------------------------------------
H. Ronald Nash, an individual                                            Arnold L. Oronsky, an individual


/s/ Thomas L. Rosch                                                      /s/ Michael B. Sweeney
---------------------------------------------------                      ---------------------------------------------------
Thomas L. Rosch, an individual                                           Michael B. Sweeney, an individual